UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of Earliest Event Reported)

January 21, 2004

TRANSCEND SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

945 East Paces Ferry Road, Suite 1475

Atlanta, GA 30326

(404) 364-8000

(Address of principal executive offices, zip code,

telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

a. Financial Statements: None.

b. Pro Forma Financial Statements: None.

c. Exhibits. The following exhibit is filed with this Report:

Exhibit 99.1 – Press Release of the Registrant dated January 21, 2004 that announces the Company’s unaudited consolidated operating results for the three months and year ended December 31, 2003 and its unaudited consolidated financial condition as of December 31, 2003.

Item 12.	Results of Operations and Financial Condition.

Transcend Services, Inc. reported its unaudited consolidated results of operations for the three months and year ended December 31, 2003 and its unaudited consolidated financial condition as of December 31, 2003 in a press release dated January 21, 2004, which press release is attached hereto as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEND SERVICES, INC.

By:	/s/ Joseph G. Bleser

Joseph G. Bleser, Chief Financial Officer (Principal Financial Officer)

Dated: January 21, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 21, 2004